C.H. ROBINSON
WORLDWIDE, INC.

© 2011 C.H. Robinson Worldwide, Inc. All Rights Reserved

Earnings Conference Call – Fourth Quarter 2011 January 31, 2012 John Wiehoff, Chairman & CEO Chad Lindbloom, CFO Angie Freeman, VP Investor Relations Exhibit 99.2

Safe Harbor Statement
Except for the historical information contained herein, the matters set forth in this presentation and the accompanying earnings release are forward-looking statements that represent our expectations, beliefs, intentions or strategies concerning future events. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience or our present expectations, including, but not limited to such factors as changes in economic conditions, including uncertain consumer demand;
changes in market demand and pressures on the pricing for our services; competition and growth rates within the third party logistics industry; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight, and changes in relationships with existing truck, rail, ocean and air carriers; changes in our customer base due to possible consolidation among our customers; our ability to integrate the operations of acquired companies with our historic operations successfully; risks associated with litigation and insurance coverage; risks associated with operations outside of the U.S.; risks associated with the potential impacts of changes in government regulations; risks associated with the produce industry, including food safety and contamination issues; fuel prices and availability; and the impact of war on the economy; and other risks and uncertainties detailed in our Annual and
Quarterly Reports.

Q4 & YTD 2012 Results
2011 2010 % Change 2011 2010 % Change
Total revenues $2,568,284 $2,325,349 10.4% $10,336,346 $9,274,305 11.5%
Total net revenues $401,385 $388,164 3.4% $1,632,658 $1,467,978 11.2%
Income from operations $171,955 $164,065 4.8% $692,730 $622,860 11.2%
Net income $109,214 $103,161 5.9% $431,612 $387,026 11.5%
Earnings per share
(diluted)
$0.67 $0.62 8.1% $2.62 $2.33 12.4%
Three months ended December 31 Twelve months ended December 31
In thousands, except per share amounts
•
Active customers in 2011: approximately 37,000, compared to 36,000 in 2010
•
Active carriers in 2011: approximately 53,000, compared to 49,000 in 2010
•
Approximately 10.0 million shipments in 2011, up from 9.2 million in 2010

© 2011 C.H. Robinson Worldwide, Inc. All Rights Reserved

C.H. ROBINSON WORLDWIDE, INC.

Transportation Results Q4 2011
•
Volumes up in nearly all services in Q4.
•
Pricing changes varied by service line.
•
Consolidated transportation net revenue margin declined in the quarter, due in part to fuel impact.
•
Transportation margin fluctuations driven by fuel, supply and demand, account management strategies, and mix.
2011 2010 % Change 2011 2010 % Change
Total revenues $2,200,258 $1,946,325 13.0% $8,740,524 $7,575,659 15.4%
Total net revenues $358,672 $341,773 4.9% $1,443,916 $1,273,129 13.4%
Net revenue margin 16.3% 17.6% -7.2% 16.5% 16.8% -1.7%
Three months ended December 31 Twelve months ended December 31
TRANSPORTATION  in thousands
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Q1 17.5% 17.7% 17.8% 16.8% 17.4% 18.3% 20.2% 18.2% 22.6% 17.4%
Q2 16.9% 16.1% 15.9% 15.4% 16.3% 17.1% 17.9% 15.4% 20.6% 15.8%
Q3 16.6% 15.6% 16.0% 15.9% 16.3% 17.5% 18.0% 15.9% 19.8% 16.6%
Q4 16.0% 16.2% 15.8% 16.0% 15.7% 18.3% 17.7% 19.0% 18.3% 17.6%
TRANSPORTATION MARGIN PERCENTAGE
2011
17.2%
16.2%
16.4%
16.3%

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© 2011 C.H. Robinson Worldwide, Inc. All Rights Reserved

Truck Results Q4 2011
2011 2010 % Change 2011 2010 % Change
$306,443 $290,465 5.5% $1,236,611 $1,076,247 14.9%
Three months ended December 31 Twelve months ended December 31
TRUCK NET REVENUES in thousands
Quarter Year to Date
Volume 7% 5%
Pricing * 3% 5%
Net revenue margin
TRUCKLOAD Quarter Year to Date
Volume 14% 15%
Pricing
Net revenue margin
LTL
Year over year change
Year over year change
*Excluding estimated impact of fuel
•
Truckload net revenue growth was driven by volume growth, partially offset by decreased net revenue margin.
•
Decline in Truckload net revenue margin due to the higher cost of fuel and cost per mile rising faster than price per mile.
•
Less-than-Truckload (LTL) net revenue growth was driven primarily by increased volumes and increased pricing, offset partially by a decreased net revenue margin.

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© 2011 C.H. Robinson Worldwide, Inc. All Rights Reserved

C.H. ROBINSON WORLDWIDE, INC.

Intermodal Results Q4 2011
•
Net revenue growth was driven by volume growth, partially offset by decreased net revenue margin.
•
Net revenue margin decline due to changing mix of business.
•
We are achieving our operational and service metric goals with committed and pooled equipment.
2011 2010 % Change 2011 2010 % Change
$10,189 $9,441 7.9% $41,189 $36,550 12.7%
Three months ended Dec. 31 Twelve months ended Dec. 31
INTERMODAL NET REVENUES  in thousands
Year over year change
Volume
Pricing
Net revenue margin
Quarter Year to Date

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© 2011 C.H. Robinson Worldwide, Inc. All Rights Reserved

C.H. ROBINSON WORLDWIDE, INC.

Ocean & Air Results Q4 2011
•
Ocean net revenue growth was driven by increased volumes, largely offset by decreased pricing.
•
Air net revenue decline was driven by decreased volumes, pricing, and net revenue margin compression.
•
Significant volume and price volatility.
2011 2010 % Change 2011 2010 % Change
Ocean $17,022 $16,714 1.8% $66,873 $60,763 10.1%
Air $8,811 $10,756 -18.1% $39,371 $42,315 -7.0%
Three months ended Dec. 31 Twelve months ended Dec. 31
NET REVENUES  in thousands
Quarter Year to Date
Volume
Pricing
Net revenue margin
OCEAN
Quarter Year to Date
Volume
Pricing
Net revenue margin
AIR
Year over year change
Year over year change

© 2011 C.H. Robinson Worldwide, Inc. All Rights Reserved

C.H. ROBINSON WORLDWIDE, INC.

Other Logistics Services Results Q4 2011
•
Other Logistics Services includes Transportation Management Fees, Customs, Warehousing,
and Small Parcel.
•
Net revenue growth primarily due to increases in our management fee and customs services.
•
Integrated, outsourced logistics arrangements, including fee-based services, are providing continued growth in Other Logistics Services.
2011 2010 % Change 2011 2010 % Change
$16,207 $14,397 12.6% $59,872 $57,254 4.6%
Three months ended Dec.  31
Twelve months ended Dec. 31
NET REVENUES  in thousands

© 2011 C.H. Robinson Worldwide, Inc. All Rights Reserved

C.H. ROBINSON WORLDWIDE, INC.

Sourcing Results Q4 2011
•
Sourcing net revenues continue to be impacted by change in product and customer mix.
•
Volume growth offset by decreased net revenue margin.
2011 2010 % Change 2011 2010 % Change
Total revenues $352,744 $364,337 -3.2% $1,535,528 $1,643,174 -6.6%
Total net revenues $27,431 $31,704 -13.5% $128,448 $139,377 -7.8%
Net revenue margin 7.8% 8.7% -10.6% 8.4% 8.5% -1.4%
Three months ended Dec. 31 Twelve months ended Dec. 31
SOURCING  in thousands

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© 2011 C.H. Robinson Worldwide, Inc. All Rights Reserved

C.H. ROBINSON WORLDWIDE, INC.

Payment Services Results Q4 2011
•
Volume growth was driven by increase in MasterCard
®
and other fuel card services.
•
Increased fees were driven by higher fuel prices and changes to merchant agreements.
2011 2010 % Change 2011 2010 % Change
$15,282 $14,687 4.1% $60,294 $55,472 8.7%
Three months ended Dec. 31 Twelve months ended Dec. 31
PAYMENT SERVICES Net Revenues in thousands
Quarter Year to Date
Volume
Pricing
Year over year change

© 2011 C.H. Robinson Worldwide, Inc. All Rights Reserved

Summarized Income Statement
2011 2010 % Change 2011 2010 % Change
Total net revenues $401,385 $388,164 3.4% $1,632,658 $1,467,978 11.2%
Operating expenses:
Personnel expenses $164,062 $169,271 -3.1% $696,233 $632,064 10.2%
Percent of net revenues 40.9% 43.6% 42.6% 43.1%
Other operating expenses $65,368 $54,828 19.2% $243,695 $213,054 14.4%
Percent of net revenues 16.3% 14.1% 14.9% 14.5%
Total Operating expenses $229,430 $224,099 2.4% $939,928 $845,118 11.2%
Income from Operations $171,955 $164,065 4.8% $692,730 $622,860 11.2%
Percent of net revenues 42.8% 42.3% 42.4% 42.4%
Three months ended December 31 Twelve months ended December 31
In thousands, except per share amounts
•
Overall, operating expense growth was in line with growth of business.
•
For the quarter, personnel expense decreased compared to last year and decreased as a percentage of net revenues. This decrease was driven by a reduction in certain incentive compensation plans that are based on growth in earnings, including our restricted stock program.
•
Other operating expense growth was driven by an increase in claims, travel, temporary services, depreciation, and amortization of internally developed software.

© 2011 C.H. Robinson Worldwide, Inc. All Rights Reserved

C.H. ROBINSON WORLDWIDE, INC.

2011 2010 % Change 2011 2010 % Change
Net cash provided by
operating activities
$136,157 $207,643 -34.4% $429,712 $344,779 24.6%
Capital expenditures, net $23,725 $6,962 240.8% $52,806 $28,677 84.1%
Three months ended Dec. 31 Twelve months ended Dec. 31
Quarter Year to Date
Shares repurchased 1,259,369 3,540,171
Average price per
share
$67.84 $69.75
Total cost of shares
repurchased
$85,436,299 $246,934,597
Dec. 31, 2011
Cash & investments $373,669
Current assets $1,611,543
Total assets $2,138,041
Current liabilities $876,632
Stockholder’s equity $1,248,474
Long term debt $0
CASH FLOW DATA
2011
BALANCE SHEET DATA REPURCHASES OF COMMON STOCK
Other Financial Information
In thousands, except per share amounts

Long Term Growth Strategy
•
Our goal is a long term average growth rate of 15% for Net Revenue,
Operating Income, and Diluted EPS.
•
Our strategies for reaching that long-term goal include:
•
Taking market share
•
Adding new supply chain services to our portfolio
•
Expanding our global network
•
Despite our size in our industry, our market share is still small.  We have significant available market share opportunity.
•
Supply chain trends, globalization, and increased volatility driving growing demand for our service model.

C.H. ROBINSON
WORLDWIDE, INC.

© 2011 C.H. Robinson Worldwide, Inc. All Rights Reserved

Historical Financial Summary
Operating Results (in 000’s) (1)
Percent Change (1)
Percent of Net
Revenue (1)
(1) Excludes special dividends and distributions related to our initial public offering in October 1997.
Period
Gross
Revenue
Net
Revenue
Total
Expense
Operating
Income
Diluted
EPS
Net
Revenue
Operating
Income
Diluted
EPS
Operating
Income
1996 $1,605,905 $179,069 $129,040 $50,029 $0.19 11.9% 11.2% 11.8% 27.9%
1997 $1,790,785 $206,020 $149,285 $56,735 $0.22 15.1% 13.4% 15.8% 27.5%
1998 $2,038,139 $245,666 $177,223 $68,443 $0.26 19.2% 20.6% 18.2% 27.9%
1999 $2,261,027 $293,283 $209,445 $83,828 $0.32 19.4% 22.5% 23.1% 28.6%
2000 $2,822,175 $419,343 $305,791 $113,552 $0.40 43.0% 35.5% 25.0% 27.1%
2001 $3,090,072 $456,572 $328,170 $128,402 $0.47 8.9% 13.1% 17.5% 28.1%
2002 $3,294,473 $483,778 $334,846 $148,932 $0.52 6.0% 16.0% 10.6% 30.8%
2003 $3,613,645 $544,848 $368,802 $176,046 $0.62 12.6% 18.2% 19.2% 32.3%
2004 $4,341,538 $660,991 $438,223 $222,768 $0.79 21.3% 26.5% 27.4% 33.7%
2005 $5,688,948 $879,750 $553,389 $326,361 $1.16 33.1% 46.5% 46.8% 37.1%
2006 $6,556,194 $1,082,544 $664,699 $417,845 $1.53 23.1% 28.0% 31.9% 38.6%
2007 $7,316,223 $1,243,778 $734,094 $509,684 $1.86 14.9% 22.0% 21.6% 41.0%
2008 $8,578,614 $1,374,963 $803,377 $571,586 $2.08 10.5% 12.1% 11.8% 41.6%
2009 $7,577,189 $1,381,959 $797,148 $584,811 $2.13 0.5% 2.3% 2.4% 42.3%
2010 $9,274,305 $1,467,978 $845,118 $622,860 $2.33 6.2% 6.5% 9.4% 42.4%
2011 $10,336,346 $1,632,658 $939,928 $692,730 $2.62 11.2% 11.2% 12.4% 42.4%
CAGR Gross Revenue Net Revenue Total Expense Operating Income Diluted EPS
5yr  06-11 9.5% 8.6% 7.2% 10.6% 11.4%
10yr  01-11 12.8% 13.6% 11.1% 18.4% 18.7%
15yr 96-11 13.2% 15.9% 14.2% 19.1% 19.1%

2012 Comments
•
Through January 30:
•
North American Truckload volume growth per business day was
approximately 7%
•
Total net revenue growth per business day was approximately 6%
•
We are hiring, investing heavily in training and our people.
•
We are aggressively selling and developing our relationships.
•
We continue to make significant investments in our IT capabilities.
•
Our scale and financial stability continue to be important advantages.